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Exhibit 10.92.1

AMENDMENT ONE

        AMENDMENT ONE (this "Amendment") dated as of November 14, 2001 by and among EDISON MISSION ENERGY (the "Borrower"), CITICORP USA, INC., as Administrative Agent (in such capacity, the "Administrative Agent") and each of certain commercial lending institutions party hereto (the "Lenders").

        WHEREAS, the Borrower, the Administrative Agent and certain of the Lenders entered into a Credit Agreement dated as of September 13, 2001 (the "Credit Agreement");

        WHEREAS, the Borrower has requested that the Lenders adjust the applicable fees for Letters of Credit, to reflect the original understanding between the parties regarding the applicable fees.

        ACCORDINGLY, the parties hereto agree as follows:

        Section 1.    DEFINITIONS.    Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

        Section 2.    AMENDMENT TO THE CREDIT AGREEMENT.    Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended by deleting Annex I and Annex II to the Credit. Agreement and by replacing them in their entirety with Exhibit A and Exhibit B hereto.

        Section 3.    CONDITIONS PRECEDENT.    This Amendment shall not become effective until the date (the "Amendment Effective Date") on which each of the following conditions precedent have been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:

          (a)  Delivery to the Administrative Agent of this Amendment duly executed and delivered by the Borrower, the Administrative Agent and each of the Lenders;

          (b)  The representations and warranties of the Borrower as set forth in the Credit Agreement shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date and except as set forth in the Borrower's Form 10-K for the fiscal year ended December 31, 2000 and the Borrower's Form 10-Q for the third quarter of 2001); and

          (c)  As of the Amendment Effective Date, no Default shall have occurred and be continuing after giving effect to this Amendment.

        Section 4.    MISCELLANEOUS.    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

EDISON MISSION ENERGY
By:	/s/ KEVIN M. SMITH Name: Kevin M. Smith Title: Sr. V.P. and Chief Financial Officer
CITICORP USA, INC., as Administrative Agent and Lender
By:	/s/ SANDIP SEN Name: Sandip Sen Title: Managing Director
CITIBANK, N.A., as Issuing Lender
By:	/s/ SANDIP SEN Name: Sandip Sen Title: Managing Director
CREDIT SUISSE FIRST BOSTON, as Lender
By:	/s/ DAVID W. KRATOVIL Name: David W. Kratovil Title: Director
By:	/s/ ROBERT N. FINNEY Name: Robert N. Finney Title: Managing Director
SOCIETE GENERALE, as Lender
By:	/s/ DAVID BIRD Name: David Bird Title: Vice President
BANK OF MONTREAL as Lender
By:	/s/ CAHAL B. CARMODY Name: Cahal B. Carmody Title: Director

TORONTO DOMINION (TEXAS), INC. as Lender
By:	/s/ CAROL BRANDT Name: Carol Brandt Title: Vice President
WESTDEUTSCHE LANDESBANK GIROZENTRALE, New York Branch as Documentation Agent and as Lender
By:	/s/ JASJEET S. SOOD Name: Jasjeet S. Sood Title: Managing Director and Head of Energy Group
By:	/s/ JARED BRENNER Name: Jared Brenner Title: Director
ABN AMRO BANK N.V., as Lender
By:	/s/ JEFFREY DODD Name: Jeffrey Dodd Title: Group Vice President
By:	/s/ FRANK T. J. VAN DEUR Name: Frank T. J. Van Deur Title: Assistant Vice President
BARCLAYS BANK PLC, as Lender
By:	/s/ SYDNEY G. DENNIS Name: Sydney G. Dennis Title: Director
BANK OF AMERICA, N.A. as Lender
By:	/s/ TIMOTHY C. HINTZ Name: Timothy C. Hintz Title: Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender
By:	/s/ ROY J. MARSDEN Name: Roy J. Marsden Title: Executive Vice President/Americas
BANK OF NOVA SCOTIA, as Lender
By:	/s/ JOHN A. QUICK Name: John A. Quick Title: Managing Director
BAYERISCHE LANDESBANK GIROZENTRALE, as Lender
By:	/s/ DIETMAI RIEG Name: Dietmai Rieg Title: First Vice President
By:	/s/ CORNELIA WINTERGERST Name: Cornelia Wintergerst Title: Vice President
THE CHASE MANHATTAN BANK, as Lender
By:	/s/ THOMAS L. CASEY Name: Thomas L. Casey Title: Vice President
THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Lender
By:	/s/ CARL-ERIC BENZINGER Name: Carl-Eric Benzinger Title: Senior Vice President & Senior Deputy General Manager

ING (U.S.) CAPITAL LLC, as Lender
By:	/s/ ERWIN THOMET Name: Erwin Thomet Title: Managing Director
By:	/s/ JANICE M. WHALEN Name: Janice M. Whalen Title: Vice President
KBC BANK, N.V., as Lender
By:	/s/ JEAN-PIERRE DIELS Name: Jean-Pierre Diels Title: First Vice President
By:	/s/ ERIC RASKIN Name: Eric Raskin Title: Vice President
UNION BANK OF CALIFORNIA, N.A., as Lender
By:	/s/ DENNIS G. BLANK Name: Dennis G. Blank Title: Vice President
UBS AG, Stamford Branch, as Lender
By:	/s/ PATRICIA O'KICKI Name: Patricia O'Kicki Title: Director, Banking Products Services
By:	/s/ LYNNE B. ALFARONE Name: Lynne B. Alfarone Title: Associate Director Banking Products Services, US

EXHIBIT A
ANNEX I

EDISON MISSION ENERGY
Tranche A Pricing Grid

BASIS FOR PRICING	LEVEL 1 LT Senior Unsecured Debt Rated at Least BBB by S&P And Baa2 by Moody's.	LEVEL 2 LT Senior Unsecured Debt Rated Less Than Level 1 But at Least BBB- by S&P And Baa3 by Moody's.	LEVEL 3 LT Senior Unsecured Debt Rated Less Than Level 2 But at Least BB+ by S&P And Ba1 by Moody's.	LEVEL 4 LT Senior Unsecured Debt Rated Lower Than Level 3.
Base Rate Applicable Margin	75.00 bps	137.50 bps	200.00 bps	262.50 bps
Facility Fee(1)	50.00 bps	62.50 bps	75.00 bps	87.50 bps
LIBO Applicable Margin	175.00 bps	237.50 bps	300.00 bps	362.50 bps
Drawn Cost(2)	LIBOR + 225.00 bps Base Rate + 125.00 bps	LIBOR + 300.00 bps Base Rate + 200.00 bps	LIBOR + 375.00 bps Base Rate + 275.00 bps	LIBOR + 450.00 bps Base Rate + 350.00 bps
Financial Letter of Credit Fee	175.00 bps	237.50 bps	300.00 bps	362.50 bps
Performance Letter of Credit Fee	62.50 bps	87.50 bps	112.50 bps	137.50 bps

(1)
Paid quarterly in arrears on each bank's commitment irrespective of usage.

(2)
Facility Fee plus Applicable Margin.

  bps = basis points per annum

EXHIBIT B
ANNEX II

EDISON MISSION ENERGY
Tranche B Pricing Grid

BASIS FOR PRICING	LEVEL 1 LT Senior Unsecured Debt Rated at Least BBB by S&P And Baa2 by Moody's.	LEVEL 2 LT Senior Unsecured Debt Rated Less Than Level 1 But at Least BBB- by S&P And Baa3 by Moody's.	LEVEL 3 LT Senior Unsecured Debt Rated Less Than Level 2 But at Least BB+ by S&P And Ba1 by Moody's.	LEVEL 4 LT Senior Unsecured Debt Rated Lower Than Level 3.
Base Rate Applicable Margin	62.50 bps	125.00 bps	187.50 bps	250.00 bps
Facility Fee(1)	62.50 bps	75.00 bps	87.50 bps	100.00 bps
LIBO Applicable Margin	162.50 bps	225.00 bps	287.50 bps	350.00 bps
Drawn Cost(2)	LIBOR + 225.00 bps Base Rate + 125.00 bps	LIBOR + 300.00 bps Base Rate + 200.00 bps	LIBOR + 375.00 bps Base Rate + 275.00 bps	LIBOR + 450.00 bps Base Rate + 350.00 bps
Financial Letter of Credit Fee	162.50 bps	225.00 bps	287.50 bps	350.00 bps
Performance Letter of Credit Fee	50.00 bps	75.00 bps	100.00 bps	125.00 bps

(1)
Paid quarterly in arrears on each bank's commitment irrespective of usage.

(2)
Facility Fee plus Applicable Margin.

  bps = basis points per annum

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  Exhibit 10.92.1